UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 27, 2004

UNIVERSAL COMPRESSION HOLDINGS, INC. UNIVERSAL COMPRESSION, INC.
(Exact names of registrants as specified in their charters)

Delaware Texas	001-15843 333-48279	13-3989167 74-1282680
(States or other jurisdictions of incorporation)	(Commission file numbers)	(IRS employer identification nos.)

4444 Brittmoore Road, Houston, Texas		77041
(Address of principal executive offices)		(Zip code)

(713) 335-7000
(Registrants’ telephone number, including area code)

Item 7.          Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release dated January 27, 2004 (regarding earnings for the fiscal quarter ended December 31, 2003)

Item 12.        Results of Operations and Financial Condition.

On January 27, 2004, Universal Compression Holdings, Inc. issued a press release announcing earnings for its fiscal quarter ended December 31, 2003.  A copy of the press release is furnished herewith as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

UNIVERSAL COMPRESSION HOLDINGS, INC.
UNIVERSAL COMPRESSION, INC.
(Registrants)

Date: January 27, 2004	By:	/s/ J. MICHAEL ANDERSON
J. Michael Anderson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 27, 2004 (regarding earnings for the fiscal quarter ended December 31, 2003)